Exhibit 99.1
REALNETWORKS ANNOUNCES SECOND QUARTER 2016 RESULTS

•	Revenue of $29.7 million as GAAP net loss and adjusted EBITDA improve by over 60%;

•	Stabilizing revenue, significantly reducing losses and making strides toward returning to revenue growth and profitability in 2016;

•	Expanding in Latin America with two new deals with Telefonica Vivo, Brazil's largest mobile carrier;

•	Launched two new first party titles in Games and both off to successful starts;

•	Rebranded Rhapsody as Napster in North America; and

•	Cash and short-term investments of $78.8 million

SEATTLE - August 3, 2016 - RealNetworks, Inc. (Nasdaq: RNWK), a leader in personal digital entertainment, today announced results for the second quarter ended June 30, 2016.
For the second quarter of 2016, revenue was $29.7 million, compared to $28.2 million in the previous quarter and $31.8 million in the second quarter of 2015, excluding revenue from the Slingo and social casino games business, which was sold during the third quarter of 2015.
GAAP net loss for the second quarter of 2016 was $(8.3) million or $(0.23) per share, improved by 70% compared to $(27.8) million or $(0.77) per share in the second quarter of 2015. Adjusted EBITDA for the second quarter of 2016 was a loss of $(4.8) million, which improved by 61% compared to $(12.5) million for the second quarter of 2015, excluding the results of the Slingo and social casino games business, which was sold in August 2015. A reconciliation of GAAP net income (loss) to adjusted EBITDA is provided in the financial tables that accompany this release.
"In the second quarter of 2016, we continued to make progress in stabilizing revenue, reducing costs and positioning the company for growth and a return to profitability by the end of 2016," said Rob Glaser, Chairman and CEO of RealNetworks. "We are also excited that Telefonica Vivo, Brazil's largest carrier, has chosen to launch products based on both our Ringback Tone and RealTimes platforms. These two new design wins complement other recent progress we've made in our Mobile Services business with carriers such as Vodafone, KDDI, and Verizon."
The Company's GameHouse unit launched two new, first-party titles in the second quarter: Heart's Medicine - Time to Heal, and Fabulous - Angela's Fashion Fever. Both titles are off to strong starts, demonstrating that Real has been able to maintain high games quality while ramping up title production.
In addition to its progress with new product roll-outs, Real also made significant strides in lowering its operating costs. The Company's operating expenses in the second quarter of 2016 were down 25% from the same period in 2015, excluding stock compensation, restructuring charges, and expenses from the Slingo and social casino games business.
As of June 30, 2016, the Company had $78.8 million in unrestricted cash, cash equivalents and short-term investments, compared to $86.8 million as of March 31, 2016.

Business Outlook

For the third quarter of 2016, RealNetworks expects total revenue in the range of $28 million to $30 million and an adjusted EBITDA loss for the third quarter in the range of $(5.0) million to $(7.0) million.

Webcast and Conference Call Information

The company will host a conference call today to review results and discuss the company’s performance at 5 p.m. ET/2 p.m. PT. You may join the conference call by calling 888-790-3440 or +1-517-308-9350 (Passcode: Second Quarter Earnings). A live webcast of the call will be available at http://investor.realnetworks.com/ and an on-demand webcast will be available approximately one hour following the conclusion of the conference call. A telephonic replay will be available until 11:59 p.m. PT, August 24, 2016 by calling 866-441-1045 or +1-203-369-1053 (Passcode: 832016).

For More Information

Investor Relations for RealNetworks
+1-206-729-3625
IR@realnetworks.com

RNWK-F

About RealNetworks

RealNetworks creates innovative applications and services that make it easy to connect with and enjoy digital media. RealNetworks invented the streaming media category in 1995 and continues to connect consumers with their digital media both directly and through partners, aiming to support every network, device, media type and social network. RealNetworks’ corporate information is located at www.realnetworks.com/about-us.

RealNetworks and RealTimes are trademarks or registered trademarks of RealNetworks, Inc. or its subsidiaries. All other companies or products listed herein are trademarks or registered trademarks of their respective owners.

About Non-GAAP Financial Measures
To supplement RealNetworks' consolidated financial information presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted EBITDA and contribution margin by reportable segment, which management believes provide investors with useful information.
In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP net income (loss) to adjusted EBITDA and operating income (loss) by reportable segment to contribution margin by reportable segment.
The rationale for management's use of non-GAAP measures is included in the supplementary materials presented with the quarterly earnings materials. Please refer to Exhibit 99.2 (“Information Regarding Non-GAAP Financial Measures”) to the company's report on Form 8-K, which is being submitted today to the SEC.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to RealNetworks' current expectations regarding future revenue and adjusted EBITDA, our future growth, profitability, and market position, our strategic focus and initiatives, agreements with partners, and the growth and future prospects relating to our Rhapsody affiliate. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements reflect RealNetworks’ expectations as of today, and actual results may differ materially from the results predicted. Factors that could cause actual results to differ from the results predicted include: RealNetworks' ability to realize operating efficiencies, growth and other benefits from the implementation of its growth plan, strategic initiatives, and restructuring efforts; the emergence of new entrants and competition in the market for digital media products and services; other competitive risks, including the growth of competing technologies, products and services; the potential outcomes and effects of claims and legal proceedings on RealNetworks' business, prospects, financial condition or results of operations; risks associated with key customer or strategic relationships, business acquisitions and the introduction of new products and services; changes in consumer and advertising spending in response to disruptions in the global financial markets; fluctuations in foreign currencies; and changes in RealNetworks' effective tax rate. More information about potential risk factors that could affect RealNetworks' business and financial results is included in RealNetworks' annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The preparation of RealNetworks' financial statements and forward-looking financial guidance requires the company to make estimates and assumptions that affect the reported amount of assets and liabilities, and revenues and expenses during the reported period.  Actual results may differ materially from these estimates under different assumptions or conditions. The company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarters Ended June 30,		Six Months Ended June 30,

	2016	2015	2016	2015
	(in thousands, except per share data)

Net revenue	$29,734	$33,954	$57,964	$64,551
Cost of revenue	15,698	19,832	30,870	36,379
Gross profit	14,036	14,122	27,094	28,172

Operating expenses:
Research and development	7,167	11,801	16,486	24,180
Sales and marketing	7,749	14,047	16,974	26,884
General and administrative	6,217	7,008	14,294	14,291
Restructuring and other charges	413	1,964	798	2,449
Lease exit and related charges	127	9	958	87

Total operating expenses	21,673	34,829	49,510	67,891

Operating income (loss)	(7,637)	(20,707)	(22,416)	(39,719)

Other income (expenses):
Interest income, net	80	250	197	450
Gain (loss) on investments, net	(46)	94	(43)	393
Equity in net loss of Rhapsody	(396)	(6,916)	(396)	(13,096)
Other income (expense), net	15	(112)	(272)	331

Total other income (expense), net	(347)	(6,684)	(514)	(11,922)

Income (loss) before income taxes	(7,984)	(27,391)	(22,930)	(51,641)
Income tax expense (benefit)	363	390	588	609

Net income (loss)	$(8,347)	$(27,781)	$(23,518)	$(52,250)

Basic net income (loss) per share	$(0.23)	$(0.77)	$(0.64)	$(1.45)
Diluted net income (loss) per share	$(0.23)	$(0.77)	$(0.64)	$(1.45)

Shares used to compute basic net income (loss) per share	36,755	36,106	36,637	36,105
Shares used to compute diluted net income (loss) per share	36,755	36,106	36,637	36,105

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	June 30, 2016	December 31, 2015
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$36,133	$47,315
Short-term investments	42,656	51,814
Trade accounts receivable, net	24,617	22,511
Deferred costs, current portion	889	460
Prepaid expenses and other current assets	4,716	7,140
Total current assets	109,011	129,240

Equipment and software	60,383	66,702
Leasehold improvements	3,607	3,122
Total equipment, software, and leasehold improvements	63,990	69,824
Less accumulated depreciation and amortization	56,887	61,024
Net equipment, software, and leasehold improvements	7,103	8,800

Restricted cash equivalents and investments	3,000	2,890
Available for sale securities	1,920	1,721
Other assets	2,243	2,307
Deferred costs, non-current portion	1,136	212
Deferred tax assets, net	1,006	957
Other intangible assets, net	1,545	2,136
Goodwill	12,973	13,080

Total assets	$139,937	$161,343

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$17,442	$17,050
Accrued and other current liabilities	15,566	17,320
Deferred revenue, current portion	3,278	3,497
Total current liabilities	36,286	37,867

Deferred revenue, non-current portion	466	105
Deferred rent	665	620
Deferred tax liabilities, net	89	88
Other long-term liabilities	1,511	1,980

Total liabilities	39,017	40,660

Shareholders' equity	100,920	120,683

Total liabilities and shareholders' equity	$139,937	$161,343

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Six Months Ended June 30,

	2016	2015
	(in thousands)

Cash flows from operating activities:
Net income (loss)	$(23,518)	$(52,250)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	4,224	4,894
Stock-based compensation	3,779	2,583
Equity in net loss of Rhapsody	396	13,096
Deferred income taxes, net	(148)	(23)
Loss (gain) on investments, net	43	(393)
Fair value of warrants granted in 2015, net of subsequent mark to market adjustments in 2016 and 2015	82	(1,128)
Interest receivable on advance to Rhapsody	—	(121)
Net change in certain operating assets and liabilities	(3,209)	(10,230)
Net cash provided by (used in) operating activities	(18,351)	(43,572)
Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(1,512)	(859)
Proceeds from sale of available for sale securities	—	459
Purchases of short-term investments	(33,359)	(8,514)
Proceeds from sales and maturities of short-term investments	42,517	48,630
Decrease (increase) in restricted cash equivalents and investments, net	(110)	—
Acquisitions	(150)	(161)
Advance to Rhapsody	—	(5,000)
Net cash provided by (used in) investing activities	7,386	34,555
Cash flows from financing activities:
Proceeds from issuance of common stock (stock options and stock purchase plan)	166	276
Tax payments from shares withheld upon vesting of restricted stock	(808)	(10)
Net cash provided by (used in) financing activities	(642)	266
Effect of exchange rate changes on cash and cash equivalents	425	(1,839)
Net increase (decrease) in cash and cash equivalents	(11,182)	(10,590)
Cash and cash equivalents, beginning of period	47,315	103,253
Cash and cash equivalents, end of period	$36,133	$92,663

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	2016		2015
	Q2	Q1	Q4	Q3	Q2	Q1
	(in thousands)
Net Revenue by Line of Business
Consumer Media (A)	$6,400	$5,726	$6,848	$6,495	$7,281	$7,989
Mobile Services (B)	17,297	16,465	16,369	16,484	18,578	14,504
Games (C)	6,037	6,039	6,705	7,844	8,095	8,104
Total net revenue	$29,734	$28,230	$29,922	$30,823	$33,954	$30,597

Net Revenue by Product
Consumer Media
- License (D)	$3,914	$3,104	$3,967	$3,628	$4,208	$4,672
- Subscriptions (E)	1,871	1,975	2,054	2,147	2,372	2,384
- Media Properties (F)	615	647	827	720	701	933

Mobile Services
- SaaS (G)	17,208	16,220	16,157	16,217	18,218	13,322
- Technology License & Other (H)	89	245	212	267	360	1,182

Games
- License (I)	2,793	2,761	3,268	4,128	3,943	3,835
- Subscriptions (J)	3,024	3,029	3,126	3,231	3,373	3,570
- Media Properties (K)	220	249	311	485	779	699

Total net revenue	$29,734	$28,230	$29,922	$30,823	$33,954	$30,597

Net Revenue by Geography
United States	$10,355	$10,383	$10,781	$11,460	$12,303	$12,349
Rest of world	19,379	17,847	19,141	19,363	21,651	18,248
Total net revenue	$29,734	$28,230	$29,922	$30,823	$33,954	$30,597

Net Revenue by Line of Business
(A) The Consumer Media division primarily includes revenue from RealPlayer and related products, such as the distribution of third-party software products, advertising on RealPlayer websites, sales of RealPlayer Plus software licenses to consumers, sales of intellectual property licenses, and consumer subscriptions such as RealPlayer Plus and SuperPass.

(B) The Mobile Services division primarily includes revenue from SaaS services and sales of professional services provided to mobile carriers.
(C) The Games division primarily includes revenue from sales of games licenses, online games subscription services, advertising on games sites and social network sites, microtransactions from online and social games, and sales of mobile games.

Net Revenue by Product
(D) Licensing revenue within Consumer Media includes sales of intellectual property licenses and RealPlayer Plus software licenses to consumers.
(E) Subscriptions revenue within Consumer Media includes revenue from subscriptions such as our RealPlayer Plus and SuperPass offerings.
(F) Media Properties revenue within Consumer Media includes distribution of third-party software products and advertising on RealPlayer websites.
(G) SaaS revenue within Mobile Services includes revenue from music on demand, ringback tones, intercarrier messaging services, and RealTimes.
(H) Technology licensing and other revenue within Mobile Services includes revenue from professional services provided to mobile carriers.
(I) Licensing revenue within Games includes retail games-related revenue and sales of mobile games.
(J) Subscriptions revenue within Games includes revenue from online games subscriptions as well as microtransactions from mobile and social games.
(K) Media Properties revenue within Games includes advertising on games sites and social network sites.

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations and Reconciliation to non-GAAP Contribution Margin
(Unaudited)

	2016		2015	2016	2015
	Q2	Q1	Q2	YTD	YTD
	(in thousands)
Consumer Media

Net revenue	$6,400	$5,726	$7,281	$12,126	$15,270
Cost of revenue	1,561	2,417	3,567	3,978	7,031
Gross profit	4,839	3,309	3,714	8,148	8,239

Gross margin	76%	58%	51%	67%	54%

Operating expenses	4,293	5,376	6,867	9,669	13,461
Operating income (loss), a GAAP measure	$546	$(2,067)	$(3,153)	$(1,521)	$(5,222)
Depreciation and amortization	375	1,303	478	1,678	989

Contribution margin, a non-GAAP measure	$921	$(764)	$(2,675)	$157	$(4,233)

Mobile Services

Net revenue	$17,297	$16,465	$18,578	$33,762	$33,082
Cost of revenue	12,404	10,917	13,982	23,321	24,290
Gross profit	4,893	5,548	4,596	10,441	8,792

Gross margin	28%	34%	25%	31%	27%

Operating expenses	8,784	9,794	12,099	18,578	24,060
Operating income (loss), a GAAP measure	$(3,891)	$(4,246)	$(7,503)	$(8,137)	$(15,268)
Acquisitions related intangible asset amortization	209	308	384	517	776
Depreciation and amortization	608	422	579	1,030	1,159

Contribution margin, a non-GAAP measure	$(3,074)	$(3,516)	$(6,540)	$(6,590)	$(13,333)

Games

Net revenue	$6,037	$6,039	$8,095	$12,076	$16,199
Cost of revenue	1,817	1,845	2,286	3,662	5,080
Gross profit	4,220	4,194	5,809	8,414	11,119

Gross margin	70%	69%	72%	70%	69%

Operating expenses	4,725	5,295	8,719	10,020	17,402
Operating income (loss), a GAAP measure	$(505)	$(1,101)	$(2,910)	$(1,606)	$(6,283)
Acquisitions related intangible asset amortization	34	25	312	59	605
Depreciation and amortization	154	179	244	333	541

Contribution margin, a non-GAAP measure	$(317)	$(897)	$(2,354)	$(1,214)	$(5,137)

Corporate

Cost of revenue	$(84)	$(7)	$(3)	$(91)	$(22)
Gross profit	84	7	3	91	22

Gross margin	N/A	N/A	N/A	N/A	N/A

Operating expenses	3,871	7,372	7,144	11,243	12,968
Operating income (loss), a GAAP measure	$(3,787)	$(7,365)	$(7,141)	$(11,152)	$(12,946)
Other income (expense), net	15	(287)	(112)	(272)	331
Depreciation and amortization	246	361	394	607	824
Restructuring and other charges	413	385	1,964	798	2,449
Stock-based compensation	608	3,171	1,254	3,779	2,583
Lease exit and related charges	127	831	9	958	87

Contribution margin, a non-GAAP measure	$(2,378)	$(2,904)	$(3,632)	$(5,282)	$(6,672)

RealNetworks, Inc. and Subsidiaries
Reconciliation of Net income (loss) to adjusted EBITDA, a non-GAAP measure
(Unaudited)

	2016		2015	2016	2015
	Q2	Q1	Q2	YTD	YTD
	(in thousands)

Net income (loss)	$(8,347)	$(15,171)	$(27,781)	$(23,518)	$(52,250)
Income tax expense (benefit)	363	225	390	588	609
Interest income, net	(80)	(117)	(250)	(197)	(450)
Gain (loss) on investments, net	46	(3)	(94)	43	(393)
Equity in net loss of Rhapsody	396	—	6,916	396	13,096
Acquisitions related intangible asset amortization	243	333	696	576	1,381
Depreciation and amortization	1,383	2,265	1,695	3,648	3,513
Restructuring and other charges	413	385	1,964	798	2,449
Stock-based compensation	608	3,171	1,254	3,779	2,583
Lease exit and related charges	127	831	9	958	87
Adjusted EBITDA, a non-GAAP measure	$(4,848)	$(8,081)	$(15,201)	$(12,929)	$(29,375)